UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 20, 2007

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Conditions.

On February 21, 2007, DPL Inc. (the “Company”) issued a press release announcing its earnings for fiscal year 2006. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On and effective February 20, 2007, the Board of Directors of the Company, based on the recommendation of the Compensation Committee, amended Schedule A to the DPL Inc. Executive Incentive Compensation Plan (the “EICP”).  The amended EICP and Schedule A to the EICP provide for the following changes:

1.               Modification of the weighting for corporate goals versus business unit/individual goals.  As amended corporate goals must now constitute at least 50% of an executive officer’s annual goals.  Prior to this amendment, executive officers had a 75%/25% split between corporate and business unit/individual goals.

2.               Eliminated the use of the individual contribution factor, which could increase or decrease a participant’s bonus award by a factor ranging from 0.5 to 1.50.

On February 20, 2007, the Board of Directors, based on the recommendation of the Compensation Committee, also approved the following 2007 corporate objectives that will be used to determine the 2007 incentive compensation payable to named executive officers under the Company’s EICP: (i) earnings per share; (ii) return on investment capital and (iii) EBIT.  These corporate objectives will be weighted at a minimum of 55% and the remaining business unit/individual goals covering operational targets, strategic targets and individual goals will be weighted no greater than 45%.

On February 20, 2007, the Board of Directors of the Company, based on the recommendation of the Compensation Committee, adopted a Form of Performance Shares Agreement for performance shares to be awarded to participants in the Company’s Long-Term Incentive Plan under the 2006 Equity and Performance Incentive Plan.  Pursuant to the Form of Performance Shares Agreement, a participant will receive a targeted number of performance shares, the payment of which is contingent on the achievement of specified levels of total shareholder return relative to peers during a performance period.  A participant may elect to defer receipt of all or any portion of the earned performance shares.  The Form of Performance Shares Agreement was filed as Exhibit 10(zz) to the Company’s Form 10-K for the fiscal year ended December 31, 2006 and is incorporated herein by reference.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 20, 2007, the Board of Directors of the Company amended the Company’s Regulations to decrease the number of directors on the Board of Directors.  Under Article II, Section 2 of the Company’s Regulations, the authorized number of directors is set at ten.  The Board of Directors amended the Regulations to decrease the number of authorized directors from ten to nine.

The text of the amendment to the Company’s Regulations is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01               Regulation FD Disclosure.

On February 22, 2007, at 9:00 A.M. Eastern Time, the Company held a webcast conference call to review its earnings press release issued on February 21, 2007. A copy of the webcast conference call slides used during the webcast conference call on February 22, 2007, is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Amendment to the Regulations of DPL Inc., dated February 20, 2007.
99.1	Press Release of DPL Inc., dated February 21, 2007.
99.2	Slides used in webcast conference call on February 22, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: February 26, 2007
/s/ Paul M. Barbas
	Name:	Paul M. Barbas
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
3.1	Amendment to the Regulations of DPL Inc., dated February 20, 2007.	E
99.1	Press Release of DPL Inc., dated February 21, 2007.	E
99.2	Slides used in webcast conference call on February 22, 2007.	E